Other Long-Term Liabilities (Detail) - USD ($) $ in Thousands	Apr. 28, 2018	Apr. 29, 2017
Other Long-Term Liabilities
Deferred rent	$ 50,720	$ 59,142
Insurance liabilities	12,589	14,225
Asset retirement obligations	11,629	11,482
Tax liabilities and reserves	5,124	8,711
Other	4,209	5,751
Total other long-term liabilities	$ 84,271	$ 99,311